MERRILL LYNCH U.S. HIGH YIELD FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

June 19, 2006

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the "Special Meeting") of the Merrill Lynch U.S. High Yield Fund, Inc. (the "ML Fund") to be held on August 15, 2006. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the ML Fund.

As you know, the ML Fund is advised by Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Investment Managers ("MLIM"). The proposal you will be asked to consider at the meeting arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, Inc. ("BlackRock"), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's current majority shareholder, and is expected to close at the end of the third quarter of 2006.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the "Reorganization") of the ML Fund into the BlackRock High Yield Bond Portfolio, a fund with an investment objective and investment policies similar to those of the ML Fund. This proposed Reorganization is part of the effort to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. MLIM, BlackRock or their affiliates have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the ML Fund will not bear the costs of the Reorganization.

The Board of Directors of the ML Fund believes the Reorganization is in the best interests of the ML Fund and its shareholders, and unanimously recommends that you vote "For" the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•  By touch-tone telephone;

•  By internet;

•  By returning the enclosed proxy card in the postage-paid envelope; or

•  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares over the phone.

As always, we appreciate your support.

  Sincerely,

  Robert C. Doll, Jr.
  President and Director

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "For" the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:  Why is a shareholder meeting being held?

A:  You are being asked to approve an agreement and plan of reorganization (the "Reorganization") between the Merrill Lynch U.S. High Yield Fund, Inc. (the "ML Fund") and the BlackRock High Yield Bond Portfolio (the "BlackRock Fund"), a fund that pursues an investment objective and investment policies similar to that of the ML Fund. If the proposed Reorganization is approved and completed, an account at the BlackRock Fund will be set up in your name, you will become a shareholder of the BlackRock Fund and the ML Fund will be dissolved. The BlackRock Fund will continue to be managed by BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"), a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"). Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Fund.

As you know, the ML Fund is advised by Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Investment Managers, L.P. ("MLIM"). The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion in assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's current majority shareholder, and is expected to close at the end of the third quarter of 2006.

Q:  How does the Board of Directors suggest that I vote?

A:  After careful consideration, the Board of Directors of the ML Fund (the "ML Fund Board") has determined that the proposed Reorganization will benefit the shareholders of the ML Fund and recommends that you cast your vote "For" the proposed Reorganization. The ML Fund Board considered the similarities between the investment objectives and policies of the ML Fund and the BlackRock Fund and anticipates that shareholders of the ML Fund will benefit from (i) the expected operating efficiencies from the larger net asset size of the combined fund, (ii) the combined fund having projected net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers, (iii) the combined fund having access to significantly more investment professionals and related resources and (iv) receiving substantially the same services as currently offered in addition to a broader array of investment options offered by the larger combined fund family.

Q:  How will the Reorganization affect me?

A:  If shareholders of the ML Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the ML Fund will be combined with those of the BlackRock Fund, and you will become a shareholder of the BlackRock Fund. An account will be set up in your name at the BlackRock Fund and you will receive shares of the BlackRock Fund. You will receive the same or a similar class of shares of the BlackRock Fund as you currently hold of the ML Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the ML Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the ML Fund prior to the Reorganization.

Q:  In the Reorganization, will I receive shares of the BlackRock Fund of the same class as the shares of the ML Fund that I now hold?

A:  You will receive shares of the BlackRock Fund of the same or a similar class as the shares you own of the ML Fund. Certain classes of shares of the BlackRock Fund will not be continuously offered and will not be available for purchase after the closing of the Reorganization.

Q:  Will I own the same number of shares of the BlackRock Fund as I currently own of the ML Fund?

A:  No, you will receive shares of the BlackRock Fund with the same aggregate net asset value as the shares of the ML Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the two Funds on the closing date. Thus, on the closing date, if the net asset value of a share of the BlackRock Fund is lower than the net asset value of the corresponding share of the ML Fund, you will receive a greater number of shares of the BlackRock Fund in the Reorganization than you held in the ML Fund before the Reorganization. On the other hand, if the net asset value of a share of the BlackRock Fund is higher than the net asset value of the corresponding share of the ML Fund, you will receive fewer shares of the BlackRock Fund in the Reorganization than you held in the ML Fund before the Reorganization. The aggregate net asset value of your BlackRock Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your ML Fund shares immediately prior to the Reorganization.

Q:  Will my privileges as a shareholder change after the Reorganization?

A:  Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same or may become more favorable.

Q:  Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:  No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your ML Fund shares or (ii) you purchased your shares of any other MLIM fund and subsequently exchanged them for shares of the ML Fund.

Q:  How do operating expenses paid by the BlackRock Fund compare to those payable by the ML Fund?

A:  Following the Reorganization, the BlackRock Fund's projected net operating expenses are expected to be at or below those of the ML Fund after taking into account contractual and/or voluntary fee waivers.

Q:  What will I have to do to open an account in the BlackRock Fund? What happens to my account if the Reorganization is approved?

A:  If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive the same or a similar class of shares of the BlackRock Fund as you currently hold of the ML Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the ML Fund, it is not necessary to surrender such certificates.

Q:  Will I have to pay any federal taxes as a result of the Reorganization?

A:  The Reorganization is expected to qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the ML Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and certain stated liabilities in exchange solely for shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the BlackRock Fund in connection with the Reorganization.

Q:  What if I redeem or exchange my shares before the Reorganization takes place?

A:  If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction, and any applicable redemption fees will be applied. Also, in the case of redemptions, any applicable contingent deferred sales charges will be applied.

Q:  How do I vote my proxy?

A:  You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed proxy card and follow the instructions.

Q:  When will the Reorganization occur?

A:  If approved by shareholders, the Reorganization is expected to occur contemporaneously with or soon after the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006. The Reorganization will not take place if for any reason the transaction between MLIM and BlackRock does not occur or if the Reorganization is not approved by ML Fund shareholders at the Special Meeting.

Q:  Whom do I contact for further information?

A:  You can contact your financial adviser for further information or call Computershare Fund Services, our proxy solicitor, at 1-866-752-6486.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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MERRILL LYNCH U.S. HIGH YIELD FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 15, 2006

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the "Special Meeting") of the Merrill Lynch U.S. High Yield Fund, Inc. (the "ML Fund") will be held on August 15, 2006 at 9:00 a.m., Eastern time, at the offices of Fund Asset Management, L.P., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.  To consider a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the ML Fund would transfer substantially all of its assets and certain stated liabilities to the BlackRock High Yield Bond Portfolio (the "BlackRock Fund") in exchange solely for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund, which will be distributed by the ML Fund to the holders of its shares in complete liquidation thereof; and

2.  To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Directors of the ML Fund has fixed the close of business on June 2, 2006 as the record date for determination of shareholders of the ML Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

It is very important that your voting instructions be received prior to the Special Meeting. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the ML Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section herein entitled "Voting Information and Requirements – Manner of Voting" for more information.

  By Order of the Board of Directors,

  Alice A. Pellegrino
  Secretary

Plainsboro, New Jersey

June 19, 2006

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COMBINED PROSPECTUS/PROXY STATEMENT

MERRILL LYNCH U.S. HIGH YIELD FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

BLACKROCK HIGH YIELD BOND PORTFOLIO

Bellevue Park Corporate Center
100 Bellevue Parkway
Wilmington, Delaware 19809
(888) 825-2257

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Merrill Lynch U.S. High Yield Fund, Inc. (the "ML Fund"). A special meeting of shareholders of the ML Fund (the "Special Meeting") will be held at the offices of Fund Asset Management, L.P. ("FAM"), at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on August 15, 2006 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the ML Fund at the close of business on June 2, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the ML Fund on or about June 23, 2006. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Directors of the ML Fund (the "ML Fund Board") requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.  To consider a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the ML Fund would transfer substantially all of its assets and certain stated liabilities to the BlackRock High Yield Bond Portfolio (the "BlackRock Fund") in exchange solely for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund, which will be distributed by the ML Fund to the holders of its shares in complete liquidation thereof; and

2.  To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The ML Fund Board and the Board of Trustees of the BlackRock Trust (defined below), on behalf of the BlackRock Fund (the "BlackRock Fund Board"), have each approved a reorganization (the "Reorganization") by which the ML Fund, an open-end investment company, would be reorganized into the BlackRock Fund, a separate series of BlackRock FundsSM (the "BlackRock Trust"), an open-end investment company. The BlackRock Fund has an investment objective and investment policies and practices similar to those of the ML Fund. As you know, the ML Fund is advised by FAM, an affiliate of Merrill Lynch Investment Managers, L.P. ("MLIM"). The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, Inc. ("BlackRock") to form a new asset management company. The Reorganization is part of a larger initiative to consolidate certain of the MLIM funds with comparable funds for which BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"), a wholly-owned subsidiary of BlackRock, serves as investment adviser in order to eliminate redundancies and achieve certain operating efficiencies.

The ML Fund and the BlackRock Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." The ML Fund is a "feeder" fund that invests of all of its assets in Master U.S. High Yield Trust (the "ML Trust"), which has the same investment objectives and strategies as the ML Fund. All investments are made at the ML Trust level. This structure is sometimes called a "master/feeder" structure. The ML Fund's investment results will correspond directly to the investment results of the ML Trust. For simplicity, this Combined Prospectus/Proxy

Statement uses the term "ML Fund" to include the ML Trust, the term "ML Fund Board" to include the Board of Trustees of the ML Trust, and the term "Directors" to include the trustees of the ML Trust.

If the ML Fund shareholders approve the Reorganization, the ML Fund will transfer substantially all of its assets and certain stated liabilities to the BlackRock Fund. The BlackRock Fund will simultaneously issue shares to the ML Fund in an amount equal to the aggregate net asset value of the outstanding shares of the ML Fund. Immediately thereafter, the ML Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the ML Fund will be dissolved. When the Reorganization is complete, ML Fund shareholders will hold the same or a similar class of shares of the BlackRock Fund as they currently hold of the ML Fund. The aggregate net asset value of the BlackRock Fund shares received in the Reorganization will equal the aggregate net asset value of the ML Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the ML Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the ML Fund prior to the Reorganization. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of the BlackRock Trust, a registered open-end investment company. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock discussed above shall have been completed.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the ML Fund should know before voting on the Reorganization and constitutes an offering of Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund only. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the "SEC"), are incorporated herein by reference:

•  A Statement of Additional Information dated June 19, 2006 (the "Reorganization SAI") relating to this Combined Prospectus/Proxy Statement

•  A Statement of Additional Information containing additional information about the BlackRock Fund dated January 31, 2006 (and as currently supplemented)

•  A Prospectus and Statement of Additional Information containing additional information about the ML Fund, each dated July 14, 2005 (and as currently supplemented)

In addition, the following documents, each having been filed with the SEC, are incorporated herein by reference and also accompany this Combined Prospectus/Proxy Statement:

•  A Blackrock Fund Prospectus for existing Investor Shares (Investor Class A Shares, Investor Class B Shares, and Investor Class C Shares) dated January 31, 2006 (and as currently supplemented) (the "BlackRock Fund Investor Shares Prospectus")

•  A BlackRock Fund Prospectus for existing Institutional Shares dated January 31, 2006 (and as currently supplemented) (the "BlackRock Fund Institutional Shares Prospectus")

Except as otherwise described herein, the policies and procedures set forth under "About Your Investment" in the BlackRock Fund Investor Shares Prospectus will apply to the Investor B1, Investor C1 and R Shares to be issued by the BlackRock Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock High Yield Bond Portfolio BlackRock Funds c/o PFPC Inc. P.O. Box 9819 Providence, Rhode Island 02940-8019 1-800-441-7762	Merrill Lynch U.S. High Yield Fund, Inc. P.O. Box 9011 Princeton, New Jersey 08543-9011 1-800-995-6526

If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI."

You also may view or obtain these documents from the SEC:

In Person:	At the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549 and at the SEC Boston District – District Administrator, 73 Tremont Street, Suite 600, Boston, Massachusetts 02108.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The ML Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is June 19, 2006.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The ML Fund and the BlackRock Fund are both open-end management investment companies registered with the SEC. The ML Fund is organized as a corporation under the laws of the State of Maryland, while the BlackRock Fund is organized as a separate series of the BlackRock Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The primary investment objective of the ML Fund is to obtain current income; as a secondary objective, the ML Fund seeks capital appreciation when consistent with its primary objective. The BlackRock Fund's investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund's distributor, FAM Distributors, Inc. or BlackRock Distributors, Inc., respectively, and numerous intermediaries. Shareholders of each Fund (other than holders of the BlackRock Fund's Institutional Shares and holders of the ML Fund's Class R Shares) have the right to exchange their shares for shares of the same class of other funds managed by the same adviser, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges and redemption fees).

The Proposed Reorganization

The ML Fund Board, including the Directors who are not "interested persons" of the ML Fund (as defined in the 1940 Act) (e.g., the independent Directors), has unanimously approved the Reorganization Agreement. The BlackRock Fund Board, including the independent trustees, has also unanimously approved the Reorganization Agreement. Subject to approval by the ML Fund shareholders, the Reorganization Agreement provides for:

•  the transfer of substantially all the assets and certain stated liabilities of the ML Fund to the BlackRock Fund in exchange for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund;

•  the distribution of such shares to ML Fund shareholders; and

•  the dissolution of the ML Fund.

If the proposed Reorganization is approved and completed, ML Fund shareholders would hold shares of the same or a similar class of the BlackRock Fund as they currently hold of the ML Fund with an aggregate net asset value equal to the aggregate net asset value of ML Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The ML Fund is advised by FAM, an affiliate of MLIM. The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch, to combine MLIM and certain affiliates, including FAM, with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds in order to eliminate redundancies and achieve certain operating efficiencies. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion of assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold a 49.8% economic stake and about 45% of the common stock of the new company, and the common stock interest of BlackRock's current majority shareholder, The PNC Financial Services Group, Inc. ("PNC"), will be diluted to about 34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company's board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

In approving the Reorganization Agreement, the ML Fund Board assumed that the transaction between Merrill Lynch and BlackRock would be consummated and that BlackRock Advisors would be the investment adviser to the ML Fund. The ML Fund Board, including the independent Directors, determined that participation in the Reorganization is in the best interests of the ML Fund and its shareholders and that the interests of the shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching these conclusions, the ML Fund Board and the independent Directors engaged in a thorough review process relating to the proposed transactions, including the new investment advisory agreement, contingent subadvisory agreement, 12b-1 plan, shareholder servicing plan and distribution agreements for the ML Fund and the Reorganization. As part of this process, the ML Fund Board requested and received information concerning BlackRock, the BlackRock Fund and other BlackRock funds. The independent Directors held special meetings on April 10, April 13, April 24 and May 12, 2006 to meet with senior executives of BlackRock and MLIM to review the proposed transactions. At those meetings, the Directors conducted due diligence, including an examination of the Reorganization proposal and the qualifications and resources of BlackRock and the new company. The Directors also met with executives and investment professionals of BlackRock and MLIM. At the May 12, 2006 special meeting, the entire ML Fund Board approved the Reorganization.

The primary factors considered by the ML Fund Board with regard to the Reorganization include, but are not limited to, the following:

•  The investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See "Comparison of the ML Fund and the BlackRock Fund – Investment Objectives and Principal Investment Strategies."

•  It is expected that the combined fund will achieve certain operating efficiencies from its larger net asset size.

•  It is expected that the combined fund will have net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

•  There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•  The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

•  The composition of the investment team that will manage the combined fund and the team's investment style and strategies (as described below under "Comparison of the ML Fund and the BlackRock Fund – Investment Objectives and Principal Investment Strategies"). See "Management of the Funds."

•  The relative performance histories of each Fund. See "Comparison of the ML Fund and the BlackRock Fund – Performance History."

•  Shareholders will have substantially the same services available and will have access to a larger fund family with a broader array of investment options. See "Comparison of the ML Fund and the BlackRock Fund – Purchase, Exchange, Redemption and Valuation of Shares" and "Information about the Reorganization – Continuation of Shareholder Accounts and Plans; Share Certificates."

•  The costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates and will not be borne by shareholders.

•  BlackRock has a strong commitment to and record of compliance.

•  The tax effects of the proposed Reorganization, the historical and pro forma tax attributes of the ML Fund and the effect of the Reorganization on certain tax losses of the ML Fund.

Considering these and other reasons, the ML Fund Board unanimously concluded that completion of the Reorganization is in the best interests of the ML Fund and its shareholders and that the interests of the shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

By a separate notice and proxy statement, the ML Fund shareholders are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by ML Fund shareholders, but the investment advisory agreement with BlackRock Advisors is approved, the ML Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the ML Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by ML Fund shareholders, the ML Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the ML Fund Board may be required to liquidate the ML Fund. Any such liquidation would be a taxable event for shareholders.

The ML Fund Board unanimously recommends that you vote "For" the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives.  The primary investment objective of the ML Fund is to obtain current income; as a secondary objective, the ML Fund seeks capital appreciation when consistent with its primary objective. The BlackRock Fund's investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. The ML Fund's investment objectives are fundamental policies that may not be changed without approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The BlackRock Fund's investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days' notice to shareholders. The combined fund will pursue the BlackRock Fund's investment objective. Because the ML Fund and the BlackRock Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the ML Fund which are incompatible with the BlackRock Fund's investment objective.

Principal Investment Strategies.  The ML Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities, such as corporate bonds and notes, convertible securities and preferred stock, that are rated in the lower rating categories of the recognized rating agencies (for example, Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's ("S&P")) or in unrated securities that the ML Fund's management believes are of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P are commonly known as "high yield bonds" or "junk bonds." Under normal circumstances, the ML Fund invests at least 80% of its assets in below investment grade fixed income securities and at least 80% of its assets in securities issued by U.S. companies. The ML Fund may invest in fixed income securities of any maturity or duration and may invest up to 100% of its assets in junk bonds. The ML Fund may invest up to 10% of its assets in securities of foreign issuers a majority of whose assets, or whose executive offices, are based in a country that is a member of the Organization for Economic Co-operation and Development (an "OECD country") and up to 10% of its assets in distressed securities.

The BlackRock Fund seeks to achieve its investment objective by investing primarily in non-investment grade bonds with maturities of ten years or less. The BlackRock Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities acquired by the BlackRock Fund will generally be in the lower rating categories of the major rating agencies (Ba or lower by Moody's or BB or lower by S&P) or will be determined by the BlackRock Fund's management team to be of similar quality. The BlackRock Fund may invest in securities of any rating, and may invest up to 10% of its assets in non-U.S. dollar denominated bonds of issuers located outside of the United States (including emerging markets) on a currency hedged or unhedged basis and up to 10% in distressed securities that are in default or the issuers of which are currently in bankruptcy.

Comparison.  The Funds both attempt to provide both income and capital appreciation through diversified exposure to non-investment grade bonds. Accordingly, each Fund normally invests at least 80% of its assets in non-investment grade bonds. Each Fund had an average credit quality of B as of December 31, 2005. Each Fund is limited to investing no more than 10% of its assets in distressed securities. The ML Fund is limited to investing no more than 10% of its assets in securities of foreign issuers a majority of whose assets, or whose executive offices, are based in an OECD country; the BlackRock Fund is similarly limited to investing no more than 10% of its assets in foreign securities that are not U.S. dollar denominated, although the BlackRock Fund may invest in securities of issuers located in emerging market countries, which gives rise to emerging markets risk (described below).

While both Funds invest primarily in non-investment grade bonds, they have different benchmarks: the Credit Suisse First Boston (CSFB) High Yield Index for the ML Fund versus the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index for the BlackRock Fund. The ML Fund does not generally intend to invest a significant amount of its assets in CCC/Caa or lower-rated securities, while the BlackRock Fund may invest in securities of any rating; however, as of December 31, 2005, the ML Fund had a greater percentage of its assets invested in CCC/Caa or lower-rated securities than the BlackRock Fund (13% vs. 9%). While the BlackRock Fund is not limited in investing in CCC/Caa or lower-rated securities, it is limited to investing no more than 10% of its assets in distressed securities that are in default or the issuers of which are in bankruptcy, as is the ML Fund. Although each Fund may invest up to 10% of its assets in certain foreign securities, only the BlackRock Fund may invest in securities of issuers located in emerging markets; however, as of December 31, 2005, the BlackRock Fund had less exposure to foreign securities than the ML Fund (1.57% vs. 6.94%). The Funds differ with regard to their guidelines for maturity. The ML Fund may invest in bonds of any maturity; the BlackRock Fund invests primarily in bonds with maturities of ten years or less.

The combined fund will use the BlackRock Fund's principal investment strategies and benchmark. While the BlackRock Fund and the ML Fund have different benchmarks and certain differences in policies, it is not anticipated that these differences will result in significant portfolio turnover in the combined fund. For additional information on risks, see "Comparison of the ML Fund and the BlackRock Fund – Principal and Other Investment Risks."

For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

Assuming shareholders of the ML Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the ML Fund will be combined with those of the BlackRock Fund, an account will be set up in each ML Fund shareholder's name at the BlackRock Fund and each such shareholder will receive shares of the BlackRock Fund. After the Reorganization, ML Fund shareholders will hold shares of the same or a similar class of the BlackRock Fund with an aggregate net asset value equal to the aggregate net asset value of ML Fund shares owned immediately prior to the Reorganization.

If the Reorganization is approved and completed, holders of ML Fund Class A Shares will receive BlackRock Fund Investor A Shares, holders of ML Fund Class B Shares will receive newly-created BlackRock Fund Investor B1 Shares, holders of ML Fund Class C Shares will receive newly-created BlackRock Fund Investor C1 Shares, holders of ML Fund Class R Shares will receive newly-created BlackRock Fund R Shares, and holders of ML Fund Class I Shares will receive BlackRock Fund Institutional Shares.

The BlackRock Fund's existing Investor B Shares and the BlackRock Fund's newly-created share classes, Investor B1 and Investor C1, will not be continuously offered after the Reorganization; the only additional Investor B, Investor B1 and Investor C1 Shares to be issued after the closing of the Reorganization will be shares of such classes issued to satisfy dividend and capital gain reinvestments and shares sold to certain retirement plans. In addition, Investor B Shares will be issued to satisfy exchanges by holders of Investor B Shares of other BlackRock funds.

The following comparative tables describe the fees and expenses that you may incur for buying and holding shares of the BlackRock Fund versus shares of the ML Fund. The pro forma column shows the combined fund's fees and expenses assuming that the Reorganization is approved by the shareholders of the ML Fund. The tables are based on expenses for the year ended December 31, 2005 (restated to reflect contractual fee waivers applicable to the BlackRock Fund effective January 31, 2006 and fee adjustments applicable to the BlackRock Fund effective February 1, 2006).

ML Fund Class A Shares into BlackRock Fund Investor A Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class A Shares	BlackRock Fund Investor A Shares	Pro Forma BlackRock Fund Investor A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%[1,2]	5.00%[3]	4.00%[2,4]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%	0.00%
Redemption Fees (as a percentage of amount redeemed if applicable)[5]	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class A Shares	BlackRock Fund Investor A Shares	Pro Forma BlackRock Fund Investor A Shares
Investment Advisory and Administration Fees	0.60%[6]	0.60%[7]	0.58%[7]
Distribution and/or Service (12b-1) Fees	0.25%[6]	0.35%	0.25%[8]
Other Expenses	0.27%[6]	0.30%[9]	0.27%[9]
Total Annual Fund Operating Expenses	1.12%	1.25%	1.10%
Fee Waiver and/or Expense Reimbursement	0.00%	0.29%[10]	0.14%[10]
Net Operating Expenses	1.12%	0.96%[10]	0.96%[10]

1  Sales charge is reduced on purchases of $25,000 or more. A contingent deferred sales charge ("CDSC") of 1.00% may be assessed on certain redemptions within one year of shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

2  ML Fund Class A Shares purchased prior to the Reorganization will remain subject to the CDSC schedule currently applicable to such shares. All shares purchased following the Reorganization will be subject to the CDSC schedule of the BlackRock Fund. Shares acquired via an exchange will remain subject to the CDSC schedule applicable to the shares of the Fund from which the exchange was originated.

3  Sales charge is reduced on purchases of $50,000 or more. A CDSC of 0.75% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

4  Upon the closing of the Reorganization, the combined fund intends to adopt a revised front-end sales load structure of 4.00% for its Investor A Shares. The sales charge will be reduced on purchases of $25,000 or more. A CDSC of 0.75% will be assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

5  Fee applies only to shares redeemed or exchanged within 30 days of original purchase or exchange.

6  The fees and expenses shown in the table and the example that follows include both the expenses of the ML Fund and the ML Fund's share of expenses of the ML Trust.

7  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

8  The BlackRock Fund's Distribution and/or Service (12b-1) Fees have been restated to reflect fees effective upon the closing of the Reorganization.

9  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

10  Effective February 1, 2006, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.96% (excluding interest expense) of average daily net assets until February 1, 2007.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class A Shares, BlackRock Fund Investor A Shares and Investor A Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated. The expenses are the same whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class A Shares[1]	$510	$742	$992	$1,709
BlackRock Fund Investor A Shares[1]	593	849	1,126	1,911
BlackRock Fund Investor A Shares – Pro Forma Combined[2]	494	722	969	1,675

1  Reflects imposition of sales charges.

2  Upon the closing of the Reorganization, the combined fund intends to adopt a revised front-end sales load structure of 4.00% for its Investor A Shares. These pro forma amounts present the data for Investor A Shares as adjusted for such lower sales charge.

ML Fund Class B Shares into BlackRock Fund Investor B1 Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class B Shares[1]	Pro Forma BlackRock Fund Investor B1 Shares[2]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[3]	4.00%	4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%
Redemption Fees (as a percentage of amount redeemed if applicable)[4]	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class B Shares[1]	Pro Forma BlackRock Fund Investor B1 Shares[2]
Investment Advisory and Administration Fees	0.60%[5]	0.58%[6]
Distribution and/or Service (12b-1) Fees	0.75%[5]	0.75%
Other Expenses	0.29%[5]	0.18%[7]
Total Annual Fund Operating Expenses	1.64%	1.51%[8]

1  Class B Shares of the ML Fund automatically convert to Class A Shares approximately ten years after purchase.

2  Investor B1 Shares of the BlackRock Fund automatically convert to Investor A Shares approximately ten years after purchase. Investor B1 Shares will not be issued prior to the closing of the Reorganization; accordingly, this table omits the column for currently outstanding Investor B1 Shares. Investor B1 Shares will not be available for purchase after the closing of the Reorganization; however, other classes of shares will be available for purchase. Such other classes of shares have different fees and expenses. Please read the BlackRock Fund Investor Shares Prospectus, which accompanies this Combined Prospectus/Proxy Statement, for more information on the fees and expenses that may apply.

3  The CDSC is 4.00% if shares are redeemed within two years, with the CDSC declining thereafter as follows: Year 3: 3.00%; Year 4: 3.00%; Year 5: 2.00%; Year 6: 1.00%; Year 7 and after: 0.00%. Some investors may qualify for reductions in or waivers of the CDSC.

4  Fee applies only to shares redeemed or exchanged within 30 days of original purchase or exchange.

5  The fees and expenses shown in the table and the example that follows include both the expenses of the ML Fund and the ML Fund's share of expenses of the ML Trust.

6  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

7  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

8  BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 1.44%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class B Shares and newly-issued BlackRock Fund Investor B1 Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only. Since Investor B1 Shares will not be issued prior to the Reorganization, the example does not show expenses for currently outstanding Investor B1 Shares.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class B Shares*	$567	$817	$1,092	$1,944
BlackRock Fund Investor B1 Shares – Pro Forma Combined*	554	777	1,024	1,802

*  Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class B Shares	$167	$517	$892	$1,944
BlackRock Fund Investor B1 Shares – Pro Forma Combined	154	477	824	1,802

ML Fund Class C Shares into BlackRock Fund Investor C1 Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class C Shares	Pro Forma BlackRock Fund Investor C1 Shares[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[2]	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%
Redemption Fees (as a percentage of amount redeemed if applicable)[3]	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class C Shares	Pro Forma BlackRock Fund Investor C1 Shares[1]
Investment Advisory and Administration Fees	0.60%[4]	0.58%[5]
Distribution and/or Service (12b-1) Fees	0.80%[4]	0.80%
Other Expenses	0.29%[4]	0.18%[6]
Total Annual Fund Operating Expenses	1.69%	1.56%[7]

1  Investor C1 Shares will not be issued prior to the closing of the Reorganization; accordingly, this table omits the column for currently outstanding Investor C1 Shares. Investor C1 Shares will not be available for purchase after the closing of the Reorganization; however, other classes of shares will be available for purchase. Such other classes of shares have different fees and expenses. Please read the BlackRock Fund Investor Shares Prospectus, which accompanies this Combined Prospectus/Proxy Statement, for more information on the fees and expenses that may apply.

2  There is no CDSC after one year. Some investors may qualify for reductions in or waivers of the CDSC.

3  Fee applies only to shares redeemed or exchanged within 30 days of original purchase or exchange.

4  The fees and expenses shown in the table and the example that follows include both the expenses of the ML Fund and the ML Fund's share of expenses of the ML Trust.

5  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

6  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

7  BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 1.49%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class C Shares and newly-issued BlackRock Fund Investor C1 Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only. Since Investor C1 Shares will not be issued prior to the Reorganization, the example does not show expenses for currently outstanding Investor C1 Shares.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class C Shares*	$272	$533	$918	$1,998
BlackRock Fund Investor C1 Shares – Pro Forma Combined*	259	493	850	1,856

*Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class C Shares	$172	$533	$918	$1,998
BlackRock Fund Investor C1 Shares – Pro Forma Combined	159	493	850	1,856

Fees and Expenses –

ML Fund Class R Shares into BlackRock Fund R Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class R Shares	Pro Forma BlackRock Fund R Shares[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%
Redemption Fees (as a percentage of amount redeemed if applicable)	2.00%[2]	2.00%[3]

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class R Shares	Pro Forma BlackRock Fund R Shares[1]
Investment Advisory and Administration Fees	0.60%[4]	0.58%[5]
Distribution and/or Service (12b-1) Fees	0.50%[4]	0.50%
Other Expenses	0.27%[4]	0.17%[6]
Total Annual Fund Operating Expenses	1.37%	1.25%[7]

1  R Shares will not be issued prior to the closing of the Reorganization; accordingly, this table omits the column for currently outstanding R Shares.

2  Fee applies only to shares redeemed within 30 days of original purchase.

3  Fee applies only to shares redeemed or exchanged within 30 days of original purchase or exchange.

4  The fees and expenses shown in the table and the example that follows include both the expenses of the ML Fund and the ML Fund's share of expenses of the ML Trust.

5  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

6  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

7  BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 1.17%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class R Shares and newly-issued BlackRock Fund R Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only. Since BlackRock Fund R Shares will not be issued prior to the Reorganization, the example does not show expenses for currently outstanding BlackRock Fund R Shares.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class R Shares	$139	$434	$750	$1,646
BlackRock Fund R Shares – Pro Forma Combined	127	397	686	1,511

ML Fund Class I Shares into BlackRock Fund Institutional Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class I Shares	BlackRock Fund Institutional Shares	Pro Forma BlackRock Fund Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%	0.00%
Redemption Fees (as a percentage of amount redeemed if applicable)	2.00%[1]	2.00%[2]	2.00%[1]

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class I Shares	BlackRock Fund Institutional Shares	Pro Forma BlackRock Fund Institutional Shares
Investment Advisory and Administration Fees	0.60%[3]	0.60%[4]	0.58%[4]
Distribution and/or Service (12b-1) Fees	0.00%[3]	0.00%	0.00%
Other Expenses	0.27%[3]	0.09%[5]	0.11%[5]
Total Annual Fund Operating Expenses	0.87%	0.69%[6,7]	0.69%[6,8]

1  Fee applies only to shares redeemed or exchanged within 30 days of original purchase or exchange.

2  Fee applies only to shares redeemed within 30 days of original purchase.

3  The fees and expenses shown in the table and the example that follows include both the expenses of the ML Fund and the ML Fund's share of expenses of the ML Trust.

4  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

5  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

6  Effective February 1, 2006, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.70% (excluding interest expense) of average daily net assets until February 1, 2007.

7  In addition to the contractual waiver described in footnote 6, BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Operating Expenses would be 0.60%. The voluntary waiver or reimbursement may be reduced or discontinued at any time.

8  In addition to the contractual waiver described in footnote 6, BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Total Annual Fund Operating Expenses would be 0.62%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class I Shares, BlackRock Fund Institutional Shares and Institutional Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated. The expenses are the same whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class I Shares	$89	$278	$482	$1,073
BlackRock Fund Institutional Shares	70	221	384	859
BlackRock Fund Institutional Shares – Pro Forma Combined	70	221	384	859

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free "reorganization" for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the ML Fund, the BlackRock Fund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the ML Fund and the BlackRock Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service ("IRS") regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the ML Fund are sold by the ML Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the ML Fund's basis in such assets. Any gains will be distributed to the ML Fund's shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see "Material U.S. Federal Income Tax Consequences of the Reorganization."

Purchase, Exchange and Redemption of Shares

The Funds have similar policies with respect to the purchase, exchange and redemption of shares. For additional information, see "Comparison of the ML Fund and the BlackRock Fund – Purchase, Exchange, Redemption and Valuation of Shares."

COMPARISON OF THE ML FUND AND THE BLACKROCK FUND

This section provides a comparison of the Funds. It describes the principal and other investment risks of investing in the Funds, followed by a further description of the investment objectives and principal investment strategies of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund's other service providers. The section also provides a description of each Fund's distribution and service fees, procedures for purchase, exchange, redemption and valuation of shares and market timing policies.

Principal and Other Investment Risks

Because of their similar investment objectives and principal investment strategies, the ML Fund and the BlackRock Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the ML Fund and the BlackRock Fund.

There is no guarantee that shares of either Fund will not lose value. This means shareholders of either Fund and shareholders of the combined fund could lose money.

Because the combined fund will invest primarily in junk bonds and other lower quality fixed-income securities, its major risks are those of junk bond investing. These include, among other things, the tendency for prices to fall when the economy is sluggish or overall corporate earnings are weak.

Lower quality fixed-income securities generally are considered to be speculative investments and involve greater risks than higher quality securities. The prices of most lower quality securities are vulnerable to economic recessions, when it becomes difficult for issuers to generate sufficient cash flow to pay principal and interest. Many also are affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors find it hard to sell their lower quality securities at fair prices. In addition, the value of a security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall.

Junk bonds, especially those that are newly issued, are traded primarily by institutions. Because this limits the market for these securities, it can be difficult for a fund to sell them at fair prices when it needs to raise cash to meet redemptions.

Funds that invest in debt securities, such as notes and bonds, are further subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's portfolio investments. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

The Funds' use of derivatives may reduce the Funds' returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Funds' use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

The BlackRock Fund historically has had a higher portfolio turnover rate than the ML Fund. High portfolio turnover (more than 100%) may result in increased transaction costs to the combined fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher portfolio turnover may adversely affect the combined fund's performance.

The BlackRock Fund may invest in emerging market securities, which subjects the BlackRock Fund to certain risk beyond those of foreign markets generally. Political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, certain risks of foreign markets generally, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries.

Investment Objectives and Principal Investment Strategies

ML Fund. The primary investment objective of the ML Fund is to obtain current income; as a secondary objective, the ML Fund seeks capital appreciation when consistent with its primary objective. The ML Fund's investment objectives are fundamental policies that may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

The ML Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities, such as corporate bonds and notes, convertible securities and preferred stock, that are rated in the lower rating categories of the recognized rating agencies (for example, Baa or lower by Moody's or BBB or lower by S&P) or in unrated securities that the Fund's management believes are of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P are commonly known as "high yield bonds" or "junk bonds." Under normal circumstances, the ML Fund invests at least 80% of its assets in below investment grade fixed income securities and at least 80% of its assets in securities issued by U.S. companies. The ML Fund may invest in fixed income securities of any maturity or duration and may invest up to 100% of its assets in junk bonds. The ML Fund may invest up to 10% of its assets in securities of foreign issuers a majority of whose assets, or whose executive offices, are located in an OECD country and up to 10% of its assets in distressed securities.

The ML Fund seeks securities that pay interest or dividends. The Fund may also seek growth of capital by looking for investments that will increase in value, although the Fund emphasizes current income over growth of capital.

When determining in which fixed income securities the ML Fund will invest, management, in addition to considering ratings, conducts its own independent credit analysis of the issuers of the securities. For this purpose, ML Fund's management considers a number of factors, including the financial condition of the issuer, its cash flow and borrowing needs, the value of its assets and the strength of its management. ML Fund's management also considers general business conditions, including expected changes in the general economy and interest rates and the economic outlook for specific industries.

The ML Fund may, to a limited extent, purchase or sell certain derivative securities, including forward contracts, futures contracts and options thereon, indexed securities, interest rate swaps and credit default swaps, either for hedging purposes, including anticipatory hedges, or to seek to increase the Fund's return. The ML Fund may also, to a limited extent, purchase or sell options on debt securities, either for hedging purposes or for non-hedging purposes intended to increase the Fund's return.

Under unusual market or economic conditions, the ML Fund may, for temporary defensive purposes, invest up to 100% of its assets in U.S. Government securities, certificates of deposit, bankers' acceptances, commercial paper rated in the highest rating category by a recognized rating service, cash or other high quality fixed income securities that ML Fund management believes are consistent with a defensive posture. The yield on such securities may be lower than the yield on lower-rated fixed income securities. Temporary defensive positions may limit the ability for the ML Fund to achieve its investment objectives and inhibit any potential increase in the value of ML Fund shares.

BlackRock Fund. The BlackRock Fund's investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. The BlackRock Fund's investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days' notice to shareholders.

The BlackRock Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The BlackRock Fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities acquired by the BlackRock Fund will generally be in the lower rating categories of the major rating agencies (Ba or lower by Moody's or BB or lower by S&P) or will be determined by the BlackRock Fund's management team to be of similar quality. Split-rated bonds are considered to have the higher credit rating. The BlackRock Fund may invest in securities of any rating, and may invest up to 10% of its assets in

non-U.S. dollar denominated bonds of issuers located outside of the United States (including emerging markets) on a currency hedged or unhedged basis and up to 10% in distressed securities that are in default or the issuers of which are currently in bankruptcy.

The BlackRock Fund's management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the BlackRock Fund when the management team determines that they have the potential for above-average total return. The BlackRock Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Effective July 1, 2005, the BlackRock Fund changed the benchmark against which it measures its performance from the Lehman Brothers U.S. Corporate High Yield Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index more accurately reflects the universe of securities in which the BlackRock Fund will invest.

The management team may, when consistent with the BlackRock Fund's investment objective, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The BlackRock Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Combined Fund. The combined fund's investment objective and principal investment strategies will be those of the BlackRock Fund. Because the ML Fund and the BlackRock Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the ML Fund which are incompatible with the BlackRock Fund's investment objective. The combined fund will be named the BlackRock High Yield Bond Portfolio.

Performance Information

The bar chart and tables below illustrate the past performance of an investment in each Fund. The information shows you how each Fund's performance has varied year by year and provides some indication of the risks of investing in each Fund. The performance tables compare each Fund's performance to a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. In the bar chart, sales charges are not reflected; if they were, returns would be less than those shown. Sales charges are reflected in the performance tables. If BlackRock Advisors and its affiliates had not waived or reimbursed certain fund expenses during these periods, the BlackRock Fund's returns would have been lower.

ML Fund

Average Annual Total Return1 (for the periods ended December 31, 2005)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Class A Shares – Return Before Taxes	(2.73)%	7.01%	2.87%
Class B Shares
Return Before Taxes	(2.93)%	7.05%	2.89%
Return After Taxes on Distributions	(5.57)%	3.75%	(0.55)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.94)%	3.97%	0.28%
Class C Shares – Return Before Taxes	(0.18)%	7.28%	2.84%
Class R Shares[2] – Return Before Taxes	1.08%	7.77%	3.26%
Class I Shares[3] – Return Before Taxes	1.74%	8.19%	3.70%
Credit Suisse High Yield Index[4]	2.26%	9.83%	5.60%**

1  The information for the ML Fund in the table assumes reinvestment of dividends and distributions and payment of applicable fees and sales charges.

2  The returns for Class R Shares prior to January 3, 2003, the commencement of operations of Class R Shares, are based upon performance of the ML Fund's Class I Shares, which commenced operations on May 1, 1998. The returns for Class R Shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R Shares.

3  The returns for Class I Shares do not reflect the front-end sales charge in effect for Class I Shares prior to December 28, 2005.

4  The Credit Suisse High Yield Index is an unmanaged market-weighted index that mirrors the high yield debt markets of securities rated BBB or lower. The information for the benchmark does not assume reinvestment of dividends and distributions, any deduction for fees, expenses or taxes, or any sales charges.

*  Fund inception date is May 1, 1998.

**  Since May 31, 1998.

BlackRock Fund

Average Annual Total Return1 (for the periods ended December 31, 2005)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION*
Investor A Shares
Return Before Taxes	(1.68)%	8.52%	6.08%
Return After Taxes on Distributions	(4.48)%	4.80%	2.20%
Return After Taxes on Distributions and Sale of Fund Shares	(0.88)%	4.97%	2.70%
Investor B Shares – Return Before Taxes	(1.39)%	8.57%	6.05%
Investor C Shares – Return Before Taxes	1.80%	8.81%	6.03%
Institutional Shares – Return Before Taxes	3.92%	10.07%	7.31%
Lehman Brothers U.S. Corporate High Yield Index[2]	2.74%	8.85%	5.83%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index[3]	2.76%	9.12%	5.88%**

1  The information for the BlackRock Fund in the table assumes reinvestment of dividends and distributions and payment of applicable fees and sales charges.

2  The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 and at least one year to maturity. The information for the benchmark does not assume reinvestment of dividends and distributions, any deduction for fees, expenses or taxes, or any sales charges.

3  Effective July 1, 2005, the BlackRock Fund changed the benchmark against which it measures its performance from the Lehman Brothers U.S. Corporate High Yield Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, which is an unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than two percent of the index. The information for the benchmark does not assume reinvestment of dividends and distributions, any deduction for fees, expenses or taxes, or any sales charges.

*  Fund inception date is November 19, 1998.

**  Daily returns not available. Based on annualized data from November 30, 1998.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B Shares of the ML Fund and Investor A Shares of the BlackRock Fund; after-tax returns for other classes of shares will vary.

The combined fund will be named the BlackRock High Yield Bond Portfolio following the Reorganization. Because the combined fund will most closely resemble the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the BlackRock Fund at the closing of the Reorganization.

Management of the Funds

ML Fund. FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the ML Fund. FAM is responsible for the ML Fund's investment and business activities, and receives the management fee as compensation. FAM is an affiliate of MLIM, which is a wholly-owned subsidiary of Merrill Lynch.

B. Daniel Evans is the ML Fund's portfolio manager and is primarily responsible for the day to day management of the Fund. He has been Vice President and portfolio manager of the ML Fund since 2001.

BlackRock Fund. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the BlackRock Fund. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of PNC. BlackRock Financial Management, Inc. ("BFM"), an affiliate of BlackRock Advisors located at 40 East 52nd Street, New York, New York 10022, serves as the BlackRock Fund's sub-adviser.

The BlackRock Fund's management team is led by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990. Mr. Gary is the head of the High Yield Team and is a member of the Investment Strategy Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group. Mr. Gary and Mr. Amero have been portfolio managers of the BlackRock Fund since September 2003, and Mr. Amero has been part of the portfolio management team since its inception.

Combined Fund. Following the Reorganization, BlackRock Advisors will serve as investment adviser to the combined fund and BFM will serve as sub-adviser. The combined fund's management team will be led by Mr. Gary and Mr. Amero.

The Reorganization SAI provides additional information about the compensation of each Fund's managers, other accounts managed by such managers, and such managers' ownership of securities in their respective Fund.

Investment Advisory Agreements

ML Fund. Currently, FAM has overall responsibility for managing the investments of the ML Fund, subject to the oversight of the ML Fund Board. Under the investment advisory agreement (the "ML Advisory Agreement"), FAM provides the ML Fund with investment advisory and management services. Subject to the oversight of the ML Fund Board, FAM is responsible for the actual management of the ML Fund's portfolio and reviews the ML Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the ML Fund. FAM receives a fee at the annual rate of 0.35% of the average daily net assets of the ML Fund for its investment advisory services.

A discussion regarding the basis for the ML Fund Board's approval of the ML Advisory Agreement is available in the ML Fund's most recent annual report to shareholders for the twelve months ended March 31, 2006 and is available to shareholders by calling 1-800-995-6526.

BlackRock Fund. BlackRock Advisors provides investment advisory services to the BlackRock Fund pursuant to an investment advisory agreement. BFM provides sub-advisory services to the BlackRock Fund pursuant to a sub-advisory agreement. The investment advisory agreement between the BlackRock Fund and BlackRock Advisors and the sub-advisory agreement with respect to the BlackRock Fund between BlackRock Advisors and BFM are collectively referred to herein as the "BlackRock Advisory Agreement."

BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the BlackRock Fund) are as follows:

  Total Annual Advisory Fee (Before Waivers)

Average Daily Net Assets	Investment Advisory Fee
Up to $1 billion	0.500%
$1 billion-$2 billion	0.450%
$2 billion-$3 billion	0.425%
more than $3 billion	0.400%

Applying this fee schedule, the BlackRock Fund's effective advisory fee rate was 0.50% of the BlackRock Fund's average daily net assets for the year ended December 31, 2005.

BlackRock Advisors has agreed contractually until February 1, 2007 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of Investor A Shares and Institutional Shares of the BlackRock Fund at the level shown in the fee and expense tables above. See "Summary – Fees and Expenses" above.

To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of Investor A Shares and Institutional Shares through February 1, 2007 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit.

A discussion regarding the basis for the BlackRock Fund Board's approval of the BlackRock Advisory Agreement is available in the BlackRock Fund's most recent semi-annual report to shareholders for the six months ended March 31, 2006 and is available to shareholders by calling 1-800-441-7762.

Combined Fund. If the shareholders of the ML Fund approve the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the BlackRock Advisory Agreement, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the ML Advisory Agreement and the BlackRock Advisory Agreement.

MLIM and BlackRock Advisors perform similar investment advisory roles for their respective Funds under the terms of their respective Advisory Agreements. As discussed above, under the ML Advisory Agreement, MLIM receives a fee based on a fixed percentage of the ML Fund's average daily net assets, while under the BlackRock Advisory Agreement, BlackRock Advisors receives an investment advisory fee that decreases as the average daily net assets of the BlackRock Fund increase. Following the Reorganization, the BlackRock Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the BlackRock Fund fee structure will result in the combined fund having higher contractual advisory fees than under the ML Fund Advisory Agreement. However, the combined fund will have lower administrative fees than the ML Fund which are expected to offset these higher advisory fees. See "Administration Agreements" below.

Administration Agreements

ML Fund. FAM serves as the administrator to the ML Fund pursuant to an administration agreement (the "ML Administration Agreement"). Under the ML Administration Agreement, FAM provides certain administrative services to the ML Fund and provides (or causes its affiliates to provide) for the ML Fund's office space, facilities and necessary personnel as well as the fees of those Directors and officers of the ML Fund who are affiliated persons of FAM or any of its affiliates. Under the ML Administration Agreement, the ML Fund pays FAM an administrative fee at the annual rate of 0.25% of the average daily net assets of the ML Fund.

BlackRock Fund. BlackRock Advisors and PFPC Inc. ("PFPC") serve as the BlackRock Fund's co-administrators pursuant to an administration agreement (the "BlackRock Administration Agreement"). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, and bookkeeping services; provides and supervises the operation of an automated data processing system to process purchase and redemption orders; prepares and files certain reports required by regulatory authorities; prepares and files federal and state tax returns; prepares and files material requested by state securities regulators; calculates various contractual expenses; computes the BlackRock Fund's net asset value, net income and net capital gain or loss; and serves as a liaison with the BlackRock Fund's independent public accountants. Under the BlackRock Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund's service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund's service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund's operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

Under the BlackRock Administration Agreement, the BlackRock Fund pays BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the BlackRock Fund's average daily net assets, 0.065% of the next $500 million of the BlackRock Fund's average daily net assets and 0.055% of the BlackRock Fund's average daily net assets in excess of $1 billion; and (ii) 0.025% of the first $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund, 0.015% of the next $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund and 0.005% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion. Applying this fee schedule, the BlackRock Fund's effective administrative fee rate was 0.10% of the BlackRock Fund's average daily net assets for the year ended December 31, 2005.

Combined Fund. Following the Reorganization, the combined fund will be administered by BlackRock Advisors and PFPC pursuant to the BlackRock Administration Agreement, the major elements of which are described above.

Other Service Providers

ML Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the ML Fund. Financial Data Services, Inc., an affiliate of FAM, located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of the ML Fund. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the ML Fund. FAM Distributors, Inc. ("FAM Distributors"), located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, an affiliate of FAM, serves as the distributor and principal underwriter for the ML Fund.

BlackRock Fund. PFPC, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator, transfer agent and dividend disbursing agent to the BlackRock Fund. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund's custodian. PFPC and PFPC Trust Company are each affiliates of PNC. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the BlackRock Fund. BlackRock Distributors, Inc. ("BlackRock Distributors"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of PNC, serves as the distributor and principal underwriter for the BlackRock Fund.

Combined Fund. Following the Reorganization, the BlackRock Fund's current service providers will service the combined fund.

Distribution and Service Fees

ML Fund. The ML Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the "ML Fund Distribution Plans"). Under the ML Fund Distribution Plans, the ML Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 0.75% of average daily net assets for Class B Shares, 0.80% of average daily net assets for Class C Shares, and 0.50% of average daily net assets for Class R Shares. These fees are used to cover the costs of the Fund's marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I Shares do not pay distribution or service fees.

BlackRock Fund. The BlackRock Fund has adopted a plan (the "BlackRock Fund Distribution Plan") that allows the BlackRock Fund to pay distribution fees for the sale of its shares pursuant to Rule 12b-1 under the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the BlackRock Fund Distribution Plan, Investor Shares pay a fee (a distribution fee) to BlackRock Distributors and/or affiliates of PNC (including BlackRock Advisors) for distribution and sales support services. The distribution fees may also be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock Advisors, PNC and its affiliates) ("Service Organizations") for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee of 0.75% per year. All Investor A Shares currently may pay a maximum distribution fee of 0.10% per year; however, such fee is currently being waived by the BlackRock Fund, and, upon the closing of the Reorganization, such fee will be eliminated for the combined fund.

Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor Shares of the BlackRock Fund. All Investor A, Investor B and Investor C Shares of the BlackRock Fund pay this shareholder servicing fee.

Institutional Shares do not pay distribution or shareholder servicing fees.

The BlackRock Fund Distribution Plan permits BlackRock Advisors, BlackRock Distributors and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the BlackRock Fund). From time to time, BlackRock Advisors, BlackRock Distributors or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits. BlackRock Advisors, BlackRock Distributors and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the BlackRock Fund or for other services to the BlackRock Fund and its shareholders. These payments would be in addition to the payments by the BlackRock Fund described in its prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock Advisors, BlackRock Distributors and their affiliates may be substantial. Payments by BlackRock Advisors may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the BlackRock Fund.

The amount of distribution fees and service fees varies among the classes offered by the BlackRock Fund. Because these fees are paid out of the BlackRock Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the BlackRock Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under "Summary – Fees and Expenses" above provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

Combined Fund. Following the Reorganization, the combined fund will use the BlackRock Fund Distribution Plan, as described above, for its currently existing share classes and will adopt the same form of Distribution Plan for its newly-issued Investor B1, Investor C1 and R Shares with distribution and service fees equal to those of the ML Fund Class B, Class C and Class R Shares, respectively.

For more information on the ML Fund Distribution Plans or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the ML Fund's Prospectus or the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement).

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the ML Fund and the BlackRock Fund are similar. Shareholders should refer to the ML Fund's Prospectus and the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. Shareholders should also refer to the Reorganization SAI for additional information regarding the purchase, exchange, redemption and valuation of BlackRock Fund shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See "Summary – Fee and Expenses" above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the BlackRock Fund, which policies and procedures will be used by the combined fund.

Purchasing Shares. Shareholders of the BlackRock Fund may purchase shares of the BlackRock Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent with a check. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open will be priced based on the net asset value ("NAV") calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the BlackRock Fund as of the pricing time each day the NYSE is open.

After the closing of the Reorganization, the minimum investment for the initial purchase of the BlackRock Fund's Investor Shares will be $1,000. The BlackRock Fund will permit a lower initial investment for employees of the BlackRock Fund or one of its service providers and through certain fee-based programs, retirement plans and the Automatic Investment Plan in which shareholders make regular, periodic investments through a savings or checking account. There is a $50 minimum for all subsequent investments, subject to certain exclusions. These minimum investment levels will apply to holders of Class R Shares of the ML Fund who receive R Shares of the BlackRock Fund as part of the Reorganization.

The BlackRock Fund's Institutional Shares are available to registered investment advisors for a minimum investment of $250,000 and to institutions and individuals for a minimum investment of $2 million. Such minimum investment levels will not apply to holders of Class I Shares of the ML Fund who receive Institutional Shares of the BlackRock Fund as part of the Reorganization.

The BlackRock Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the BlackRock Fund, meets the minimum investment requirement. The BlackRock Fund has lower investment minimums for shareholders investing through selected fee-based programs.

After the Reorganization, Investor B, Investor B1 and Investor C1 Shares of the BlackRock Fund will not be continuously offered and holders of such shares may only purchase additional shares of such classes through dividend and capital gain reinvestments, although certain retirement plans may purchase additional shares. Thus, shareholders receiving Investor B1 or Investor C1 Shares in the Reorganization who seek to make additional investments in the combined fund after the Reorganization may want to consider purchasing other share classes. Such shareholders should note that other share classes are subject to different fees and expenses than their original shares and should read the BlackRock Fund Investor Shares Prospectus for additional information.

Exchanging Shares. Shareholders may exchange Investor Shares of the BlackRock Fund for shares of the same class of another BlackRock fund. Currently, shareholders may not exchange Institutional Shares of the BlackRock Fund for Institutional Shares of another BlackRock fund; however, after the closing of the Reorganization, shareholders will have the right to exchange Institutional Shares of the BlackRock Fund for Institutional Shares of another BlackRock fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that he or she did not want this option.

After the closing of the Reorganization, ML Fund shareholders who receive Investor A, Investor B1, Investor C1, R Shares or Institutional Shares of the BlackRock Fund will have the right to exchange such shares for Investor A, Investor B, Investor C, R Shares or Institutional Shares, respectively, of another BlackRock fund, using the same procedures currently applicable to the BlackRock Fund, as described above. In making such exchanges, shareholders may be subject to different fees and expenses than their original shares and should read the applicable BlackRock Fund Prospectus. ML Fund shareholders who receive Investor B1 or Investor C1 Shares in the Reorganization will not be permitted to exchange such shares for Investor B1 or Investor C1 Shares of other BlackRock funds.

Frequent redemptions or exchanges can interfere with portfolio management and drive up costs for all shareholders. Accordingly, BlackRock Fund shareholders are subject to certain fees in connection with frequent redemptions and exchanges. The BlackRock Fund will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within

30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of the BlackRock Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. However, from time to time, with the approval of the BlackRock Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the BlackRock Fund not to be detrimental to the BlackRock Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the BlackRock Fund's Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified retirement plan or account; (iv) shareholders executing rollovers of current investments in the BlackRock Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the BlackRock Fund when a shareholder can demonstrate hardship. The BlackRock Fund reserves the right to modify or eliminate these waivers at any time. Redemption fees will be waived with respect to BlackRock Fund shares received by ML Fund shareholders in connection with the Reorganization.

Redeeming Shares. BlackRock Fund shareholders may place redemption orders by sending a written redemption request to or telephoning the BlackRock Fund or by a Systematic Withdrawal Plan. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable deferred sales charge or redemption/exchange fee, as discussed above. Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described in the appropriate BlackRock Fund Prospectus.

The BlackRock Fund may:

•  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act;

•  Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act;

•  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below; and

•  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act.

The BlackRock Fund may redeem a shareholder's account at any time if the net asset value of the account falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and, after the closing of the Reorganization, the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Valuation of Shares. The ML Fund and the BlackRock Fund have similar procedures for valuing securities. Each Fund computes its net asset value ("NAV") by using prices as of the close of trading on the NYSE and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by such Fund's Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Each Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund's net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its shares. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when a Fund's net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by such Fund's Board of Trustees.

These policies will apply to the combined fund following the Reorganization. There is no guarantee that both Funds will use the same price on a particular security at any given time.

Market Timing

Each Fund discourages and does not accommodate frequent purchases and redemptions of shares by Fund shareholders, and each Fund's Board has adopted policies and procedures to deter such frequent purchases and redemptions. For further information with respect to the ML Fund's or the BlackRock Fund's policies with respect to purchases, redemptions and exchanges of shares, see the ML Fund Prospectus or the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement).

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the ML Fund may be found in the ML Fund's Prospectus, which is available by calling 1-800-995-6526. Financial highlights tables for certain existing share classes of the BlackRock Fund may be found in the BlackRock Fund Investor Shares Prospectus and the BlackRock Fund Institutional Shares Prospectus, copies of which accompany this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the ML Fund will transfer substantially all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix B – "Form of Agreement and Plan of Reorganization." The shares of the BlackRock Fund issued to the ML Fund will have an aggregate net asset value equal to the aggregate net asset value of the ML Fund shares outstanding immediately prior to the Reorganization. Upon receipt by the ML Fund of the shares of the BlackRock Fund, the ML Fund will distribute the shares to ML Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the ML Fund and the ML Trust will be dissolved under applicable state law.

The distribution of BlackRock Fund shares to ML Fund shareholders will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the ML Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. Such newly-opened accounts on the books of the BlackRock Fund will represent the respective pro rata number of shares of the same or a similar class of the BlackRock Fund that the ML Fund receives under the terms of the Reorganization Agreement. See "Terms of the Reorganization Agreement" below.

Accordingly, as a result of the Reorganization, each ML Fund shareholder will own the same or a similar class of shares of the BlackRock Fund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's ML Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund's net asset value. However, as a result of the Reorganization, a shareholder of either of the ML Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to the ML Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization, although shareholders who receive Investor B1 and Investor C1 Shares of the BlackRock Fund (and, under certain circumstances, Investor A Shares) in the Reorganization will continue to be subject to a contingent deferred sales charge if they sell such shares after the Reorganization before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the ML Fund or (ii) shares were purchased from any other MLIM fund and subsequently were exchanged for shares of the ML Fund. Redemptions made after the Reorganization may be subject to contingent deferred sales charges and/or redemption fees.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the BlackRock Fund will acquire substantially all of the assets and certain stated liabilities of the ML Fund on the Closing Date in consideration for shares of the BlackRock Fund.

On the Closing Date, the ML Fund will transfer to the BlackRock Fund substantially all of its assets in exchange solely for Investor A, Investor B1, Investor C1, R and Institutional Shares of the BlackRock Fund that are equal in value to the value of the net assets of the ML Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the BlackRock Fund of certain stated liabilities of the ML Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the ML Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The ML Fund expects to distribute the shares of the BlackRock Fund to the shareholders of the ML Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the ML Fund will be redeemed in accordance with Maryland law. Thereafter, the ML Fund will dissolve under Maryland law and terminate its registration under the 1940 Act.

The BlackRock Fund and the ML Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•  the approval of the Reorganization by ML Fund shareholders;

•  the completion of the transaction between MLIM and BlackRock;

•  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•  the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

•  the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended (the "1933 Act"), pertaining thereto;

•  the declaration of a dividend by the ML Fund to distribute all of its undistributed net investment income and net capital gains; and

•  the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the ML Fund.

The ML Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of ML Fund shareholders (as described more fully in "Reasons for the Reorganization" below) and that the interests of existing shareholders of the ML Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the ML Fund Board with regard to the Reorganization include, but are not limited to, the following:

•  The investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See "Comparison of the ML Fund and the BlackRock Fund – Investment Objectives and Principal Investment Strategies."

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders' current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the combined fund.

•  It is expected that the combined fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity and potentially lower portfolio transactions costs.

•  It is expected that the combined fund will have net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

Shareholders of each class of the ML Fund are expected to experience net operating expenses in the combined fund at or below those which they had in the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers. See "Summary – Fees and Expenses."

•  There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free transfer of substantially all of the assets and certain stated liabilities of the ML Fund in exchange for shares of the BlackRock Fund. Shareholders will receive BlackRock Fund shares equivalent to the aggregate net asset value of their ML Fund shares, and will pay no federal income tax on the transaction.

•  The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

The new BlackRock investment management organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually, enhancing the new BlackRock's market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

•  The composition of the investment management team that will manage the combined fund and the team's investment style and strategies.

Shareholders will benefit from the continuing experience and expertise of the investment management team designated for the combined fund and their commitment to the investment style and strategies to be used in managing the assets of the combined fund. See "Comparison of the ML Fund and the BlackRock Fund – Management of the Funds."

•  The relative performance histories of each Fund.

The Boards reviewed the relative performance of each Fund over different time periods compared to each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the BlackRock Fund at the closing of the Reorganization.

•  Shareholders will have substantially the same services available and will have access to the larger combined fund family with a broader array of options.

Specific service features – such as minimum investments and exchange rules – will remain consistent or become more favorable. Certain service features, including the automatic investment plan, with respect to classes of shares of the BlackRock Fund that will not be available for purchase after the Reorganization will differ. The new BlackRock will offer an expanded product line consisting of over 100 open-end funds under the BlackRock name with over $200 billion in assets. Currently, MLIM manages over 50 open-end funds with approximately $130 billion in assets, while BlackRock Advisors manages over 60 open-end funds with approximately $87 billion in assets. This broader product line offers certain shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family. See "Comparison of the ML Fund and the BlackRock Fund – Purchase, Exchange, Redemption and Valuation of Shares" and "– Continuation of Shareholder Accounts and Plans; Share Certificates."

•  The costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates and will not be borne by shareholders. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage – all of which will be paid by MLIM, BlackRock or their affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on the BlackRock Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their ML Fund shares will carry over to the BlackRock Fund shares they receive in the Reorganization.

•  BlackRock has a strong commitment to, and record of, compliance.

Shareholders will benefit from BlackRock's strong compliance culture, which includes: a company-wide compliance education program; dedicated legal and compliance personnel for areas throughout the organization; frequent communication to fund boards; committed outside fund and regulatory counsel as well as counsel to independent trustees.

•  The tax effects of the proposed Reorganization, the historical and pro forma tax attributes of the ML Fund and the effect of the Reorganization on certain tax losses of the ML Fund.

The ML Fund Board considered the potentially negative tax impact of the Reorganization on shareholders under a range of circumstances and determined that any such impact was likely to be outweighed by the benefits of the Reorganization to shareholders, in particular by the expected savings through reduced expenses.

In reviewing the Reorganization, the independent Directors also considered the availability of the ongoing insurance coverage and indemnification that Merrill Lynch agreed to provide after the Reorganization in connection with the independent Directors' service as directors to the ML Fund prior to the Reorganization. Considering these and other reasons, the ML Fund Board unanimously concluded that consummation of the Reorganization is in the best interests of the ML Fund and its shareholders and that the interests of the shareholders of the ML Fund would not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

By a separate notice and proxy statement, the ML Fund shareholders are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by ML Fund shareholders but the investment advisory agreement with BlackRock Advisors is approved, the ML Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the ML Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by ML Fund shareholders, the ML Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the ML Fund Board may be required to liquidate the ML Fund. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the ML Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the ML Fund and the BlackRock Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the ML Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•  No gain or loss will be recognized by the ML Fund or the BlackRock Fund upon the transfer of all of the assets of the ML Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the ML Fund, or upon the distribution of the shares of the BlackRock Fund by the ML Fund to its shareholders in the subsequent liquidation of the ML Fund.

•  No gain or loss will be recognized by a shareholder of the ML Fund who exchanges all of his, her or its shares of the ML Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

•  The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the ML Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the ML Fund surrendered in exchange therefor.

•  The holding period of the shares of the BlackRock Fund received by a shareholder of the ML Fund pursuant to the Reorganization will include the holding period of the shares of the ML Fund surrendered in exchange therefor.

•  The BlackRock Fund's tax basis in the ML Fund's assets received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the ML Fund immediately prior to the Reorganization.

•  The holding period of the assets of the ML Fund in the hands of the BlackRock Fund will include the period during which those assets were held by the ML Fund.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Fund and the ML Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the ML Fund and its shareholders.

Prior to the Closing Date, the ML Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the ML Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the ML Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the ML Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The BlackRock Fund will succeed to the capital loss carryforwards of the ML Fund, which will be subject to the limitations described below. Both the BlackRock Fund and the ML Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the ML Fund will undergo an "ownership change" for tax purposes (because the ML Fund is significantly smaller than the BlackRock Fund), and accordingly, the capital loss carryforwards of the ML Fund (and certain built-in losses) will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally the product of the net asset value of the ML Fund immediately prior to the ownership change and a rate established by the IRS for the month of the Closing Date (for example, such rate is 4.30% for May, 2006)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. BlackRock Fund's capital loss carryforwards should not be limited solely by reason of the Reorganization.

If the Reorganization were not to occur, the ML Fund, which has net assets of approximately $248.5 million, would have approximately $235 million of capital loss carryforwards to offset future capital gains, without creating any tax liability, until those losses expire over a period of approximately three to seven years. If the Reorganization were to occur, the capital loss carryforwards of the ML Fund would be available to offset future capital gains of the BlackRock Fund only in an amount equal to approximately $10.6 million per year (the "annual loss limitation amount," as described above), prior to the expiration of those losses over a period of approximately three to eight years. Thus, most of the ML Fund's capital loss carryforwards would expire unused (which, depending on future performance, may be the case even in the absence of the Reorganization). The combined BlackRock Fund after the Reorganization would have net assets of approximately $1.1 billion. All of the above numbers are based on data as of March 31, 2006, and such numbers will change based on, among other things, future performance and the actual date of the Reorganization.

Due to the operation of these loss limitation rules, it is possible that shareholders of the ML Fund would receive taxable distributions of capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions of capital gains will be treated either as ordinary income (and not as favorably-taxed "qualified dividend income") if such capital gains are short term or as favorably-taxed capital gain dividends if such capital gains are long term. The actual financial impact of the loss limitation rules on a shareholder of the ML Fund will, however, depend upon many variables, including the ML Fund's expected growth rate if the Reorganization were not to occur (i.e., whether in the absence of the Reorganization the ML Fund would generate capital gains against which to utilize its capital loss carryforwards, prior to their expiration, in excess of what would have been the "annual loss limitation amount" had the Reorganization occurred), the timing and amount of future capital gains recognized by the BlackRock Fund if the Reorganization were to occur, and the timing of an historic ML Fund shareholder's disposition of his, her or its shares (the tax basis of which might, depending on the facts, reflect that shareholder's share of the ML Fund's capital losses.) Shareholders of the ML Fund are strongly urged to consult their own tax advisors in this regard.

Shareholders of the ML Fund may redeem their shares or exchange their shares (other than Class R Shares) for shares of certain other funds distributed by FAM Distributors at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder's account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

MLIM, BlackRock or their affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs. Neither the Funds nor their shareholders will bear any of the expenses incurred in connection with the Reorganization. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund's financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the BlackRock Fund will establish an account for each ML Fund shareholder containing the appropriate number of shares of the BlackRock Fund. Shareholders of the ML Fund who are accumulating ML Fund shares under the dividend reinvestment plan or automatic investment plan (except as described below), who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to ML Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the BlackRock Fund received in the Reorganization through similar plans maintained by the BlackRock Fund. Shareholders of ML Fund Class B and Class C Shares who are enrolled in the ML Fund's automatic investment plan will not be automatically enrolled in the automatic investment plan for the class of shares of the BlackRock Fund received in the Reorganization, but will have the option to enroll in an automatic investment plan for a different class of shares of the BlackRock Fund. Such shareholders should note that such other classes of shares are subject to different fees and expenses than their original shares and should read the BlackRock Fund Investor Shares Prospectus for additional information.

It will not be necessary for shareholders of the ML Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the ML Fund, such certificates will become null and void. Generally, no certificates for the BlackRock Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the BlackRock Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the BlackRock Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of December 31, 2005: (i) the unaudited capitalization of the ML Fund; (ii) the unaudited capitalization of the BlackRock Fund; and (iii) the unaudited pro forma combined capitalization of the BlackRock Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
ML Fund
Class A	$39,524,368	$6.24	6,336,719
Class B	140,292,827	6.24	22,493,473
Class C	57,703,149	6.24	9,252,097
Class R	3,191,668	6.24	511,442
Class I	18,021,209	6.25	2,884,999
Total	$258,733,221		41,478,730
BlackRock Fund
Investor A	$254,452,780	$7.86	32,379,252
Investor B	103,254,996	7.86	13,142,860
Investor C	46,809,194	7.86	5,953,420
Institutional	157,923,803	7.86	20,097,486
Service	169,704,664	7.86	21,595,426
BlackRock	154,130,092	7.86	19,613,229
Total	$886,275,529		112,781,673
Pro Forma BlackRock Fund
Investor A	$293,977,148	$7.86	37,407,798
Investor B	103,254,996	7.86	13,142,860
Investor B1	140,292,827	7.86	17,848,960
Investor C	46,809,194	7.86	5,953,420
Investor C1	57,703,149	7.86	7,341,368
R	3,191,668	7.86	406,065
Institutional	175,945,012	7.86	22,390,261
Service	169,704,664	7.86	21,595,426
BlackRock	154,130,092	7.86	19,613,229
Total	$1,145,008,750		145,699,387

Shareholder Information

As of June 2, 2006, there were 37,761,099 shares of the ML Fund outstanding. As of such date, the Directors and officers of the ML Fund as a group owned less than 1% of the outstanding shares of the ML Fund. As of
June 2, 2006, no person was known by the ML Fund to own beneficially or of record 5% or more of any class of shares of the ML Fund except as follows:

Name & Address	Class	% of Class	% of ML Fund	% of Combined Fund
Merrill Lynch Trust Co.* 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	15.90%	1.07%	0.20%

Name & Address	Class	% of Class	% of ML Fund	% of Combined Fund
Merrill Lynch International* 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	12.83%	0.86%	0.16%
Merrill Lynch Trust Co.* 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	9.50%	0.64%	0.12%
Frontier Trust Company* 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	7.60%	0.11%	0.02%
JP Morgan Chase Bank* 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	5.78%	0.08%	0.02%
Frontier Trust Company* 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	5.61%	0.08%	0.02%
OFI Trust Co.* 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	5.57%	0.08%	0.01%
Merrill Lynch Trust Co.* 800 Scudders Mill Road Plainsboro, NJ 08536	Class R	5.29%	0.08%	0.01%

*  Holder of record.

As of June 2, 2006, there were 132,073,978 shares of the BlackRock Fund outstanding. As of such date, the trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of June 2, 2006, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of shares of the BlackRock Fund except as follows:

Name & Address	Class	% of Class	% of BlackRock Fund	% of Combined Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated* 4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	Investor B	15.85%	1.42%	1.15%
Citigroup Global Markets Inc.* 333 West 34th Street, 3rd Floor New York, NY 10001	Investor B	14.47%	1.30%	1.05%
Omnibus Account* P.O. Box 32760 Louisville, KY 40232-2760	Investor B	10.97%	0.98%	0.79%
Dean Witter Reynolds* 3 Harborside Plaza, 6th Floor Jersey City, NJ 07311	Investor B	11.00%	0.99%	0.80%
Merrill Lynch, Pierce, Fenner & Smith Incorporated* 4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	Investor C	34.37%	1.59%	1.29%

Name & Address	Class	% of Class	% of BlackRock Fund	% of Combined Fund
Citigroup Global Markets Inc.* 333 West 34th Street, 3rd Floor New York, NY 10001	Investor C	16.69%	0.77%	0.62%
Dean Witter Reynolds* 3 Harborside Plaza, 6th Floor Jersey City, NJ 07311	Investor C	11.37%	0.53%	0.43%
PNC Bank* 8800 Tinicum Boulevard, Philadelphia, PA 19153	Institutional	71.08%	11.50%	9.29%
Mercantile Safe Deposit & Trust Company* 7650 Magna Drive Belleville, IL 62223	Service	48.25%	9.40%	7.60%
Charles Schwab & Co. Inc.* 101 Montgomery Street San Francisco, CA 94104-4122	Service	22.64%	4.41%	3.56%
Mercantile Safe Deposit & Trust Company* 7650 Magna Drive Belleville, IL 62223	Service	5.04%	0.98%	0.79%
Bank of New York* One Wall Street New York, NY 10086	BlackRock	17.49%	3.52%	2.85%
Unum Provident Corporation* 1 Fountain Square 6N Chattanooga, TN 37402	BlackRock	15.44%	3.11%	2.51%
Bank of New York* 2 Hanson Place, 6th Floor Brooklyn, NY 11217	BlackRock	15.16%	3.05%	2.47%
General Casualty of Wisconsin* One General Drive Sun Prairie, WI 53596	BlackRock	9.67%	1.95%	1.57%
Bank of New York* 3 Chestnut Ridge Road Montvale, NJ 07645	BlackRock	6.83%	1.38%	1.11%
PNC Bank* 8800 Tinicum Blvd Philadelphia, PA 19153	BlackRock	6.12%	1.23%	1.00%

*  Holder of record.

Shareholder Rights and Obligations

While the ML Fund and the BlackRock Fund are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the ML Fund will generally have the same legal characteristics as the shares of the ML Fund with respect to such matters as voting rights, accessibility, and transferability.

The authorized capital stock of the ML Fund consists of 500,000,000 shares of common stock having a par value of $0.10 per share. Under its organizational documents, the BlackRock Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The ML Fund Board and the BlackRock Fund Board may, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund currently offers six classes of shares (Investor A, Investor B, Investor C, Institutional, Service and BlackRock Shares), and, in connection with the Reorganization, will issue an additional three classes of shares (Investor B1, Investor C1 and R Shares). The ML Fund offers five classes of shares (Class A, B, C, I and R Shares).

Each of the ML Fund and the BlackRock Fund will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the BlackRock Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the BlackRock Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the ML Fund have substantially similar voting rights.

There are no preemptive rights in connection with shares of either Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

The BlackRock Fund is a series of the BlackRock Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the BlackRock Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the BlackRock Fund for the acts or obligations of the BlackRock Fund, and that every note, bond, contract, order or other undertaking made by the BlackRock Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the BlackRock Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the BlackRock Fund, and shall satisfy any judgment thereon.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the ML Fund and the BlackRock Fund and applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act.

In the event the Reorganization is not completed, the ML Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the ML Fund should send such proposal to the Secretary of the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made on behalf of the ML Fund and the ML Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about June 23, 2006. ML Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the ML Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The ML Fund has retained Computershare Fund Services ("Computershare"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. ML Fund shareholders may receive a telephone call from Computershare asking them to vote. Computershare and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be paid by MLIM, BlackRock or their affiliates. The cost for Computershare's services in connection with the Reorganization is estimated to be approximately $37,000.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the ML Fund. Representatives of MLIM and its affiliates and other representatives of the ML Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-752-6486.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the ML Fund into the BlackRock Fund and the solicitation of proxies by and on behalf of the ML Fund Board for use at the Special Meeting of shareholders of the ML Fund. The Special Meeting will be held on August 15, 2006 at 9:00 a.m., Eastern time, at the offices of FAM at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment.

As of June 2, 2006, the ML Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	6,096,140
B	19,844,006
C	8,750,354
R	540,285
I	2,530,314

Only shareholders of record on June 2, 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the ML Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The ML Fund Board has fixed the close of business on June 2, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. ML Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

If a proxy authorization ("Proxy") is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the ML Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The ML Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

One-third of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the ML Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the ML Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the ML Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the ML Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, Proxies will be voted "For" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes "Against" the Reorganization.

Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers' request for voting instructions may not vote such customer's shares on the proposed Reorganization. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

ML Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy form. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the ML Fund, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

The following general rules for signing a proxy card may be of assistance to you and avoid the time and expense to the ML Fund involved in validating your vote if you fail to sign your Proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the Proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the Proxy card.

3.  Other Accounts: The capacity of the individual signing the Proxy card should be indicated unless it is reflected in the registration on the Proxy card. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith, Jr.	John B. Smith, Jr., Executor

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for registered shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

Internet Voting. To vote over the internet, please log on to the website printed on your Proxy card. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy cards by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder's shares at the Special Meeting as the shareholder has indicated.

The ML Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the Special Meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

June 19, 2006

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Appendix A

FUNDAMENTAL INVESTMENT RESTRICTIONS

Merrill Lynch U.S. High Yield Fund, Inc.

The ML Fund may not:

(1)  Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

(2)  Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3)  Make investments for the purpose of exercising control or management.

(4)  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5)  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time. For purposes of this restriction, corporate debt securities include corporate loans purchased in the secondary market.

(6)  Issue senior securities to the extent such issuance would violate applicable law.

(7)  Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8)  Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

(9)  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

BlackRock High Yield Bond Portfolio

The BlackRock Fund may not:

(1)  Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

(2)   Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

(3)   Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

(4)   Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

(5)  Purchase securities of companies for the purpose of exercising control.

(6)  Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options or the Fund's sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(7)  Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

(8)  Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

(9)  Purchase or sell commodities, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

(10)  Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or BlackRock Funds, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

(11)  Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(12)  Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund's total assets will not require the Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Appendix B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this       day of June 2006, by and among BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the "Acquiring Trust"), with respect to BlackRock High Yield Bond Portfolio, a separate series of the Acquiring Trust (the "BlackRock Fund"), Master U.S. High Yield Trust, a registered investment company and a Delaware statutory trust (the "Selling Trust"), and Merrill Lynch U.S. High Yield Fund, Inc., a registered investment company and a Maryland Corporation (the "ML Fund"), which is a "feeder" fund that invests of all of its assets in the Selling Trust.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the ML Fund in exchange for Investor A, Investor B1, Investor C1, R and Institutional shares of the BlackRock Fund ("BlackRock Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the ML Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the ML Fund and the termination, dissolution and complete liquidation of the ML Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

As promptly as practical after the consummation of the Reorganization, all outstanding shares of capital stock of the ML Fund shall be redeemed in accordance with the laws of the State of Maryland. Thereafter, the ML Fund will dissolve under Maryland law and terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust, and the ML Fund is a "feeder" fund that invests all of its assets in the Selling Trust; the Acquiring Trust, the Selling Trust and the ML Fund are open-end, registered management investment companies within the meaning of the 1940 Act, and the ML Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

WHEREAS, each of the BlackRock Fund and the ML Fund is properly treated as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization;

WHEREAS, the Board of Directors of the ML Fund has determined that the Reorganization is in the best interests of the ML Fund and that the interests of the existing shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ML FUND IN EXCHANGE FOR BLACKROCK FUND SHARES AND THE ASSUMPTION OF ML FUND STATED LIABILITIES AND LIQUIDATION OF THE ML FUND

1.1  THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the ML Fund agrees to convey, transfer and deliver the assets of the ML Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the ML Fund the number of full and fractional shares of each corresponding class of BlackRock Fund, determined by dividing: (i) the aggregate value of the ML Fund's assets, net of certain stated liabilities of the ML Fund, attributable to each share class of the ML Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one BlackRock Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the ML Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

The classes of shares of the BlackRock Fund correspond to the classes of shares of the ML Fund as follows: Investor A shares of the BlackRock Fund correspond to Class A shares of the ML Fund; Investor B1 shares of the BlackRock Fund correspond to Class B shares of the ML Fund; Investor C1 shares of the BlackRock Fund correspond to Class C shares of the ML Fund; R shares of the BlackRock Fund correspond to Class R shares of the ML Fund; and Institutional shares of the BlackRock Fund correspond to Class I shares of the ML Fund.

1.2  ASSETS TO BE ACQUIRED. The assets of the ML Fund to be acquired by the BlackRock Fund shall consist of all property owned by the ML Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the ML Fund, any deferred or prepaid expenses shown as an asset on the books of the ML Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the ML Fund's rights under this Agreement (the "Assets").

The ML Fund will, within 7 days prior to the Closing Date, furnish the BlackRock Fund with (a) a list of the ML Fund's portfolio securities and other investments and (b) a list of the ML Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the ML Fund prior to the date of the approval of the Reorganization by the Board of Directors of the ML Fund, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the ML Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The BlackRock Fund will, within 3 days prior to the Closing Date, furnish the ML Fund with a list of the securities and other instruments, if any, on the ML Fund's list referred to above that do not conform to the BlackRock Fund's investment objectives, policies and restrictions. If requested by the BlackRock Fund, the ML Fund will dispose of securities and other instruments on the BlackRock Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the ML Fund and the BlackRock Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the BlackRock Fund with respect to such investments, the ML Fund, if requested by the BlackRock Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the ML Fund furnishes the BlackRock Fund with the list described above, the ML Fund will not, without the prior approval of the Acquiring Trust on behalf of the BlackRock Fund, acquire any additional securities other than securities which the BlackRock Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the ML Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the ML Fund's directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the ML Fund and (b) nothing will permit the ML Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the BlackRock Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the ML Fund.

1.3  LIABILITIES TO BE ASSUMED. The ML Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the ML Fund set forth in the ML Fund's statement of assets and liabilities as of the Closing Date delivered by the ML Fund to the BlackRock Fund pursuant to paragraph 5.2 (the "Stated Liabilities"). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the ML Fund.

1.4  STATE FILINGS. Prior to the Closing Date, (i) the ML Fund shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date; and (ii) the Selling Trust shall make any filings with the State of Delaware that are required under the laws of the State Delaware to be made prior to the Closing Date.

1.5  LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the ML Fund will distribute in complete liquidation of the ML Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "ML Fund Shareholders"), all of the BlackRock Fund Shares received by the ML Fund. Upon completion of the distribution of all of the BlackRock Fund shares in accordance with the prior sentence, the ML Fund will thereupon proceed to redeem all outstanding shares of capital stock and dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the ML Fund to open accounts on the share records of the BlackRock Fund in the name of the ML Fund Shareholders, and representing the respective pro rata number of each class of BlackRock Fund Shares due ML Fund Shareholders holding the corresponding class of ML Fund shares. All issued and outstanding shares of the ML Fund will, after their redemption, be cancelled on the books of the ML Fund and will be null and void. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

1.6  OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund's transfer agent.

1.7  TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the ML Fund shares on the books of the ML Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

1.8  REPORTING RESPONSIBILITY. Any reporting responsibility of the ML Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the ML Fund, or the Selling Trust on behalf of the ML Fund.

1.9  TERMINATION AND DISSOLUTION. The ML Fund shall redeem all outstanding shares of capital stock and be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and the federal securities laws.

1.10  BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the ML Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the ML Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the ML Fund from and after the Closing Date at the BlackRock Fund's cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11  ACTION BY TRUST. The Acquiring Trust shall take all actions expressed herein as being the obligations of the BlackRock Fund on behalf of the BlackRock Fund. The Selling Trust shall take on behalf of the ML Fund all actions expressed herein as being the obligations of the ML Fund.

ARTICLE II

VALUATION

2.1  VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2  VALUATION OF SHARES. The net asset value per share of each class of the BlackRock Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1  CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on October 13, 2006, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at Four Times Square, New York, New York 10036, or at such other time and/or place as the parties may agree.

3.2  CUSTODIAN'S CERTIFICATE. The ML Fund shall instruct its Custodian, State Street Bank and Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the ML Fund. The ML Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the ML Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The ML Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the ML Fund shall be transferred and delivered by the ML Fund as of the Closing Date for the account of the BlackRock Fund.

3.3  EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the ML Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the ML Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4  TRANSFER AGENT'S CERTIFICATE. The ML Fund shall instruct its transfer agent, Financial Data Services, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of ML Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each ML Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the ML Fund, or provide evidence reasonably satisfactory to the ML Fund that such BlackRock Fund Shares have been credited to the ML Fund's account on the books of the BlackRock Fund.

3.5  DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6  FAILURE TO DELIVER ASSETS. If the ML Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the ML Fund for the reason that any of such Assets have not yet been delivered to it by the ML Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the ML Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers' confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF THE ML FUND. The Selling Trust and the ML Fund, represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

(a)  The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The ML Fund is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the ML Fund. The ML Fund is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the ML Fund. Each of the Selling Trust and the ML Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the ML Fund.

(b)  Each of the Selling Trust and the ML Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. Each of the Selling Trust and the ML Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Trust and the ML Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Trust and the ML Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Trust or the ML Fund with respect to the Selling Trust and the ML Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)  The ML Fund's prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)  Each of the Selling Trust and the ML Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust and the ML Fund will not result in the violation of, Delaware law and Maryland law, respectively, or any provision of the Selling Trust's declaration of Trust or bylaws, the ML Fund's articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust or the ML Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust and the ML Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the ML Fund is a party or by which it is bound.

(f)  Each of the Selling Trust and the ML Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g)  No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Selling Trust's or ML Fund's knowledge threatened against the Selling Trust or any of its properties or Assets or the ML Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Selling Trust or the ML Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the Selling Trust or the ML Fund to carry out the transactions contemplated by this Agreement. Each of the Selling Trust and the ML Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)  The audited financial statements of each of the Selling Trust and the ML Fund for the fiscal year ended March 31, 2006, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of each of the Selling Trust and the ML Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Selling Trust or the ML Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Selling Trust and the ML Fund for the six months ended September 30, 2005 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the Selling Trust and the ML Fund, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the Selling Trust and the ML Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Selling Trust and the ML Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)  There have been no changes in the financial position of the Selling Trust or the ML Fund as reflected in the audited financial statements for the fiscal year ended March 31, 2006 and the unaudited financial statements for the six months ended September 30, 2005, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of ML Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since March 31, 2006, there have been no material adverse changes in the Selling Trust's or the ML Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Selling Trust or the ML Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Trust or the ML Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the ML Fund due to declines in the value of ML Fund's assets, the discharge of ML Fund liabilities or the redemption of ML Fund shares by ML Fund Shareholders shall not constitute a material adverse change.

(j)  Since March 31, 2006 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Selling Trust or the ML Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Selling Trust or the ML Fund granted by or on behalf of the Selling Trust or the ML Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the ML Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Selling Trust or the ML Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Selling Trust or the ML Fund for borrowed money or any commitment to borrow money by or on behalf of the Selling Trust or the ML Fund; (v) any amendment of the Selling Trust's or the ML Fund's organizational documents in a manner materially affecting the Selling Trust or the ML Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Selling Trust or the ML Fund other than a lien for taxes not yet due and payable.

(k)  As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Selling Trust and the ML Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Selling Trust and the ML Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)  The Selling Trust has an unlimited number of beneficial interests of which, as of June 2, 2006, there were outstanding       beneficial interests of the Selling Trust, and no beneficial interests of the Selling Trust were held in the treasury of the Selling Trust. The ML Fund has 500,000,000 authorized shares of common stock, par value $0.10 per share, of which, as of June 2, 2006, there were outstanding       shares of the ML Fund, and no shares of the ML Fund were held in the treasury of the ML Fund. All issued and outstanding beneficial interests of the Selling Trust and shares of common stock of the ML Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the "1933 Act") and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the ML Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the ML Fund's transfer agent as provided in paragraph 3.4. The ML Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the ML Fund shares and has no outstanding securities convertible into any of the ML Fund shares.

(m)  At the Closing Date, the Selling Trust, on behalf of the ML Fund, will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the ML Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware or Maryland state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the BlackRock Fund.

(n)  Each of the Selling Trust and the ML Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust and the ML Fund. Subject to approval by the ML Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust and the ML Fund, enforceable in accordance with its terms, and no other corporate action or proceedings by the Selling Trust or the ML Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(o)  The information to be furnished by the Selling Trust and the ML Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p)  The ML Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q)  Except for the Registration Statement and the approval of this Agreement by the ML Fund's Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust and the ML Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the ML Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Trust and the ML Fund of the transactions contemplated by this Agreement.

(r)  The ML Fund has called a special meeting of ML Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 15, 2006 (or such other date as the parties may agree to in writing).

4.2  REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the Selling Trust and the ML Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

(b)  The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

(c)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the ML Fund furnished to the BlackRock Fund by the Selling Trust or the ML Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the ML Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)  The BlackRock Fund's prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)  The BlackRock Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

(f)  No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust's knowledge threatened against the BlackRock Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)  The audited financial statements of the BlackRock Fund as of September 30, 2005 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the ML Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h)  There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2005 and for the fiscal year then ended, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the BlackRock Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund's assets, the discharge of the BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund Shareholders shall not constitute a material adverse change.

(i)  As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j)  The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of June 2, 2006, there were outstanding               shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

(k)  At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Selling Trust has received notice at or prior to the Closing Date.

(l)  The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(m)  The BlackRock Fund Shares to be issued and delivered to the ML Fund for the account of the ML Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of such portfolio.)

(n)  The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)  The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(p)  No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the ML Fund as described in paragraph 4.1(q) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE ML FUND

5.1  OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the BlackRock Fund, the Selling Trust and the ML Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2  The Selling Trust will prepare and deliver to the Acquiring Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the ML Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the ML Fund are being correctly determined in accordance with the terms of this Agreement. The Selling Trust will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the ML Fund and (2) a list of the ML Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3  ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, each of the Selling Trust and the ML Fund shall make available to the Acquiring Trust's officers and agents all books and records of the Selling Trust and the ML Fund.

5.4  ADDITIONAL INFORMATION. The Selling Trust and the ML Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the ML Fund's shares.

5.5  CONTRACT TERMINATION. The Selling Trust and the ML Fund will terminate all agreements to which they are parties (other than this Agreement), effective as of the Closing Date, without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6  FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund, the Selling Trust and the ML Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the ML Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7  STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the ML Fund shall furnish to the BlackRock Fund, in such form as is reasonably satisfactory to the BlackRock Fund, a statement of the earnings and profits of the ML Fund for federal income tax purposes, as well as any capital loss carryovers and items that BlackRock Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

5.8  UNAUDITED FINANCIAL STATEMENTS. The ML Fund shall furnish to the BlackRock Fund, within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the ML Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principals applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9  PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the ML Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the ML Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the ML Fund Shareholders to consider the approval of this

Agreement and the transactions contemplated herein, including in the case of the ML Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10  TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Selling Trust nor the ML Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund, the Selling Trust and the ML Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

5.11  REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund, the Selling Trust and the ML Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12  INTERIM ADVISORY CONTRACT. The ML Fund shall use its reasonable best efforts to (a) cause the ML Fund's Board of Directors to approve an advisory contract for the ML Fund with BlackRock Advisors, Inc. and (b) cause the ML Fund's Board of Directors to take such action as may be necessary to convene a special meeting of the shareholders of the ML Fund for the purpose of obtaining the approval of such advisory contract prior to the Closing Date. In the event that, prior to the Closing Date, a special shareholder meeting for the ML Fund is duly convened but the ML Fund shall not have received the requisite vote to approve the Reorganization, or the advisory contract for the ML Fund with BlackRock Advisors, Inc., the ML Fund shall use its reasonable best efforts to (a) cause the ML Fund's Board of Directors to approve, in accordance with Rule 15a-4 under the 1940 Act, an interim investment advisory contract, to be effective at the Closing Date, for the ML Fund with BlackRock Advisors, Inc. containing terms that, subject to applicable law, are no less favorable to the ML Fund than the terms of the existing investment advisory contract with Fund Asset Management, L.P. and (b) as promptly as practicable following such meeting, cause the ML Fund's Board of Directors to take such action as may be necessary to convene a special meeting of the shareholders of the ML Fund to be held as promptly as reasonably practicable following such adjournment for the purpose of obtaining the approval of such shareholders of such interim investment advisory contract as contemplated by clause (a) above.

5.13  AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING TRUST AND THE ML FUND

The obligations of the Selling Trust and the ML Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1  All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The BlackRock

Fund shall have delivered to the ML Fund a certificate executed in the BlackRock Fund's name by the Acquiring Trust's President and its Treasurer, in form and substance satisfactory to the ML Fund and dated as of the Closing Date, to such effect and as to such other matters as the ML Fund shall reasonably request. The ML Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2  The Selling Trust shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b)  The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

(c)  The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

(d)  The Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is a valid and binding obligation of the Selling Trust constitutes the valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e)  The execution and delivery by the Acquiring Trust of the Agreement and the performance by the Acquiring Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Trust.

(f)  Neither the execution, delivery or performance by the Acquiring Trust of the Agreement nor the compliance by the Acquiring Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable federal law of the United States of America.

(g)  No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust or the enforceability of the Agreement against the Acquiring Trust.

(h)  The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the ML Fund of all the obligations to be performed by the Selling Trust and the ML Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1  All representations, covenants and warranties of each of the Selling Trust and the ML Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The ML Fund shall have delivered to the BlackRock Fund on the Closing Date a certificate executed in the ML Fund's name by the ML Fund's President and the Treasurer, in form and substance satisfactory to the BlackRock Fund and dated as of the Closing Date, to such effect and as to such other matters as the BlackRock Fund shall reasonably request. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust and the Board of Directors of the ML Fund approving this Agreement and the transactions contemplated herein.

7.2  The ML Fund shall have delivered to the BlackRock Fund (1) a statement as of the Closing Date of the ML Fund's assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the ML Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the ML Fund.

7.3  Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the ML Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the ML Fund shareholders all of the ML Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4  The BlackRock Fund shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The ML Fund is a corporation validly existing under the applicable laws of the State of Maryland.

(b)  Each of the Selling Trust and the ML Fund is registered as an open-end management investment company under the 1940 Act.

(c)  The ML Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the ML Fund of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the ML Fund under the applicable laws of the State of Maryland.

(d)  The Agreement has been duly executed and delivered by the ML Fund under the applicable laws of the State of Maryland and, assuming the Agreement is a valid and binding obligation of the Acquiring Trust, constitutes the valid and binding obligation of the ML Fund, enforceable against the ML Fund in accordance with its terms.

(e)  The performance by the ML Fund of its obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of the ML Fund.

(f)  Neither the execution, delivery or performance by the ML Fund of the Agreement nor the compliance by the ML Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland or any applicable federal law of the United States of America.

(g)  No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Selling Trust and the ML Fund or the enforceability of the Agreement against the Selling Trust and the ML Fund.

7.5  The BlackRock Fund shall have received on the Closing Date an opinion of Richards, Layton & Finger, P.A., dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The Selling Trust is a statutory trust validly existing under the applicable laws of the State of Delaware.

(b)  The Selling Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Selling Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Selling Trust under the applicable laws of the State of Delaware.

(c)  The execution and delivery by the Selling Trust of the Agreement and the performance by the Selling Trust of its obligations under the Agreement do not violate the declaration of trust or the by-laws of the Selling Trust.

(d)  Neither the execution, delivery or performance by the Selling Trust of the Agreement nor the compliance by the Selling Trust with the terms and provisions thereof will violate any provision of any applicable law of the State of Delaware.

7.6  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the ML Fund, or sales loads of the ML Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.7  The Selling Trust and the ML Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE BLACKROCK FUND, THE SELLING TRUST AND THE ML FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Selling Trust, the ML Fund or the BlackRock Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein, with respect to the ML Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the ML Fund in accordance with the provisions of the ML Fund's articles of incorporation and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund, in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the ML Fund may waive the conditions set forth in this paragraph 8.1.

8.2  The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3  All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund, the Selling Trust or the ML Fund, provided that any party hereto may waive any such conditions for itself.

8.4  The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1940 Act covering the sale of shares of the BlackRock Fund shall be effective.

8.5  As of the Closing Date, there shall be no pending litigation brought by any person against the Selling Trust, the ML Fund, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees/directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this

Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6  The Acquiring Trust and the Selling Trust each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a)  the transfer of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the ML Fund followed by the distribution of BlackRock Fund Shares to the ML Fund Shareholders in complete dissolution and liquidation of the ML Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the BlackRock Fund and the ML Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  no gain or loss will be recognized by the BlackRock Fund upon the receipt of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the ML Fund;

(c)  no gain or loss will be recognized by the ML Fund upon the transfer of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the ML Fund or upon the distribution (whether actual or constructive) of BlackRock Fund Shares to ML Fund Shareholders in exchange for such shareholders' shares of the ML Fund in liquidation of the ML Fund;

(d)  no gain or loss will be recognized by the ML Fund Shareholders upon the exchange of their ML Fund shares solely for BlackRock Fund Shares in the Reorganization;

(e)  the aggregate tax basis of BlackRock Fund Shares received by each ML Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the ML Fund shares exchanged therefor by such shareholder;

(f)  the holding period of BlackRock Fund Shares to be received by each ML Fund Shareholder pursuant to the Reorganization will include the period during which the ML Fund shares exchanged therefor were held by such shareholder, provided such ML Fund shares are held as capital assets at the time of the Reorganization;

(g)  the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the ML Fund immediately before the Reorganization; and

(h)  the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the ML Fund.

Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each of the Selling Trust, the ML Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the Selling Trust or the ML Fund may waive the condition set forth in this paragraph 8.6.

8.7  The transactions contemplated under the Transaction Agreement and Plan of Merger (the "Transaction Agreement") by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc., dated February 15, 2006, shall have been consummated.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, Fund Asset Management, L.P., BlackRock Advisors, Inc. or one of their affiliates (collectively, the "Advisers") shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the purchase and sale of assets and liquidation and dissolution of the ML Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the ML Fund.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  The Acquiring Trust, on behalf of the BlackRock Fund, the Selling Trust and the ML Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2  The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1  This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, the Acquiring Trust, the Selling Trust or the ML Fund may at their option terminate this Agreement at or before the Closing Date due to:

(a)  a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)  a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met; or

(c)  the termination of the Transaction Agreement in accordance with its terms.

11.2  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the BlackRock Fund, the ML Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or Directors or officers, to the other party or its Board of Trustees or Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust, the Selling Trust and the ML Fund as specifically authorized by their respective Board of Trustees or Directors; provided, however, that, following the meeting of the ML Fund Shareholders called by the ML Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the ML Fund Shareholders under this Agreement to the detriment of such ML Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5  It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust's declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust or the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr., President, or to the Acquiring Trust, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly or to any other address that the Acquiring Trust, the Selling Trust or the ML Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS, on behalf of it series, BLACKROCK HIGH YIELD BOND PORTFOLIO

By: Name: Title:

MASTER U.S. HIGH YIELD TRUST

By: Name: Title:

MERRILL LYNCH U.S. HIGH YIELD FUND, INC.

By: Name: Title:

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PX-HY